HSBC

HASCO 2006-WMC1

All records

Selection Criteria: All records

Table of Contents

1. Summary Statistics (as of the Sample Pool Calculation Date)

2. Product Type

3. Range of Gross Mortgage Rates (%)

4. Range of Cut-off Date Principal Balances ($)

5. Range of Original Principal Balances ($)

6. Range of Stated Remaining Terms (months)

7. Stated Original Term (months)

8. Range of Original LTV Ratios (%)

9. Range of Original Combined LTV Ratios (%)

10. Range of Debt Ratio

11. Range of Gross Margins (%)

12. Range of Minimum Mortgage Rates (%)

13. Range of Maximum Mortgage Rates (%)

14. Initial Periodic Cap (%)

15. Subsequent Periodic Cap (%)

16. Next Rate Adjustment Dates

17. Geograghic Distribution of Mortgaged Properties

18. Occupancy

19. Property Type

20. Loan Purpose

21. Documentation Type

22. Range of Credit Scores

23. Prepayment Penalty Term (months)

24. Lien Position

1. Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $841,658,539.92

Number of Mortgage Loans: 4,447

Average Principal Balance: $189,264.34

Aggregate Principal Balance (Fixed Rate): $188,869,259.33

Aggregate Principal Balance (Adjustable Rate): $652,789,280.59

% Fixed Rate Mortgages: 22.44%

% Adjustable Rate Mortgages: 77.56%

Weighted Average Current Mortgage Rate: 8.113%

Non-zero Weighted Average Credit Score: 641

Weighted Average Original LTV: 82.16%

Weighted Average Original Combined LTV: 92.81%

Non-zero Weighted Average Debt Ratio: 42.46

Weighted Average Stated Remaining Term: 338

Weighted Average Stated Original Term: 340

Weighted Average Months to Roll: 28

Weighted Average Margin: 6.351%

Weighted Average Initial Rate Cap: 3.124%

Weighted Average Periodic Rate Cap: 1.011%

Weighted Average Maximum Rate: 14.241%

Weighted Average Minimum Rate: 7.716%

% Second Lien: 10.87%

% Silent & Simultaneous Seconds: 55.23%

% California Loans: 40.07%

2. Product Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Product Type
15 Year Fixed	37	2,436,835	0.29	65,860	8.573	78.14	78.14	630	36.8
20 Year Fixed	7	579,590	0.07	82,799	9.545	86.71	88.36	601	40.64
30 Year Fixed	305	58,895,787	7	193,101	7.664	78.1	82.66	639	40.12
15/30 Year Fixed (Balloon)	1,439	90,654,284	10.77	62,998	11.115	99.44	99.44	647	43.02
30/40 Year Fixed (Balloon)	143	36,302,763	4.31	253,865	7.611	78.47	84.23	637	42.59
ARM 30 Year	5	733,592	0.09	146,718	8.788	90.7	90.7	609	42.97
2/28 ARM	731	143,100,686	17	195,760	8.285	80.61	91.09	623	41.89
2/28 ARM 5 Year Interest Only	215	66,946,016	7.95	311,377	7.198	81.7	95.98	663	40.45
2/28 ARM 10 Year Interest Only	27	6,857,395	0.81	253,978	7.479	81.33	97.4	656	37.17
3/27 ARM	25	5,968,112	0.71	238,724	7.899	81.53	86.86	640	40.92
3/27 ARM 5 Year Interest Only	11	2,679,190	0.32	243,563	7.041	80.13	89.41	671	38.67
3/27 ARM 10 Year Interest Only	3	1,018,500	0.12	339,500	7.368	85.46	98.18	654	43.97
5/25 ARM	4	634,431	0.08	158,608	8.433	87.51	92.27	595	45.69
5/25 ARM 5 Year Interest Only	5	1,066,995	0.13	213,399	7.149	73.82	77.72	670	37.75
10/10 ARM 10 Year Interest Only	1	270,399	0.03	270,399	6.975	90	90	761	48.45
10/20 ARM	23	5,962,538	0.71	259,241	7.46	73.97	84.29	697	43.29
10/20 ARM 5 Year Interest Only	2	948,000	0.11	474,000	6.956	80	100	723	41.04
10/20 ARM 10 Year Interest Only	67	25,992,671	3.09	387,950	6.567	77.71	90.38	710	36.58
30/40 Year ARM 2/28 (Balloon)	1,322	368,996,779	43.84	279,120	7.783	80.17	94.09	634	43.86
30/40 Year ARM 3/27 (Balloon)	36	10,178,127	1.21	282,726	7.593	82.84	93.26	636	43.11
30/40 Year ARM 5/25 (Balloon)	4	1,074,262	0.13	268,565	8.343	80	100	622	45.95
30/40 Year ARM 10/20 (Balloon)	35	10,361,587	1.23	296,045	7.073	79.76	95.58	718	41.5
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

3. Range of Gross Mortgage Rates (%)

Range of Gross Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000 - 5.499	1	244,044	0.03	244,044	5.375	63.64	63.64	701	47.03
5.500 - 5.999	24	8,660,671	1.03	360,861	5.893	71.24	82.55	717	40.02
6.000 - 6.499	103	35,706,441	4.24	346,664	6.291	79.23	92.08	690	42.02
6.500 - 6.999	424	128,319,688	15.25	302,641	6.801	79.1	92.27	669	41.54
7.000 - 7.499	477	131,346,663	15.61	275,360	7.279	79.76	94.66	652	43.4
7.500 - 7.999	796	205,497,132	24.42	258,162	7.769	79.84	92.18	638	42.3
8.000 - 8.499	415	94,841,384	11.27	228,533	8.263	80.56	92.98	628	42.48
8.500 - 8.999	431	88,553,501	10.52	205,461	8.746	81.48	90.23	613	43.02
9.000 - 9.499	209	31,904,069	3.79	152,651	9.233	83.69	89.36	592	42.83
9.500 - 9.999	298	29,091,278	3.46	97,622	9.77	87.63	90.12	595	41.67
10.000 - 10.499	82	8,069,609	0.96	98,410	10.223	93.46	94.37	631	38.17
10.500 - 10.999	387	29,568,756	3.51	76,405	10.811	97.57	97.8	635	42.96
11.000 - 11.499	313	23,243,338	2.76	74,260	11.205	99.02	99.04	641	43.3
11.500 - 11.999	167	8,810,347	1.05	52,757	11.783	99.37	99.37	634	42.94
12.000 - 12.499	140	6,999,074	0.83	49,993	12.222	99.58	99.58	622	43.9
12.500 - 12.999	179	10,721,581	1.27	59,897	12.71	99.18	99.18	628	43.32
13.000 - 13.499	1	80,965	0.01	80,965	13.25	95	95	687	46.14
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Weighted Average Gross Mortgage Rate (%): 8.113 Minimum Gross Mortgage Rate (%): 5.375 Maximum Gross Mortgage Rate (%): 13.250 Standard Deviation Gross Mortgage Rate (%): 1.798

4. Range of Cut-off Date Principal Balances ($)
Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	698	22,806,550	2.71	32,674	10.928	97.2	98.12	634	41.59
50,000.01 - 100,000.00	972	71,421,090	8.49	73,478	10.143	91.42	95.45	632	42.12
100,000.01 - 150,000.00	662	82,027,254	9.75	123,908	8.847	85.35	93.56	629	41.25
150,000.01 - 200,000.00	441	77,087,012	9.16	174,800	8.154	80.4	90.95	629	41.9
200,000.01 - 250,000.00	391	88,036,850	10.46	225,158	7.841	80.29	91.5	633	42.21
250,000.01 - 300,000.00	358	98,573,591	11.71	275,345	7.704	79.7	91.77	639	43.25
300,000.01 - 350,000.00	280	90,920,298	10.8	324,715	7.59	80.17	92.35	642	43.67
350,000.01 - 400,000.00	202	75,279,748	8.94	372,672	7.626	81.09	93.36	645	43.04
400,000.01 - 450,000.00	152	64,626,807	7.68	425,176	7.647	81.32	94.73	652	44.19
450,000.01 - 500,000.00	99	47,130,368	5.6	476,064	7.607	81.96	94.05	653	44.01
500,000.01 - 550,000.00	65	34,100,410	4.05	524,622	7.614	79.67	95.18	655	43.93
550,000.01 - 600,000.00	41	23,531,554	2.8	573,940	7.658	80.6	94.67	661	42.36
600,000.01 - 650,000.00	23	14,438,207	1.72	627,748	7.366	79	94.34	652	44.3
650,000.01 - 700,000.00	16	10,830,325	1.29	676,895	7.762	84.23	93.59	662	39.37
700,000.01 - 750,000.00	9	6,535,561	0.78	726,173	7.496	80.19	91.23	656	43.2
750,000.01 - 800,000.00	11	8,571,533	1.02	779,230	7.58	81.13	89.12	640	38.54
800,000.01 - 850,000.00	5	4,149,876	0.49	829,975	7.631	78.13	89.07	699	29.94
850,000.01 - 900,000.00	4	3,506,008	0.42	876,502	7.812	73.77	81.14	625	34.2
900,000.01 - 950,000.00	4	3,658,852	0.43	914,713	6.932	78.58	88.63	645	37.05
950,000.01 - 1,000,000.00	6	5,859,283	0.7	976,547	7.159	68.32	77.57	653	41.45
1,000,000.01 >=	8	8,567,364	1.02	1,070,920	7.4	71.76	76.09	647	29.34
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

Average Cut-off Date Principal Balance ($): 189,264.34

Minimum Cut-off Date Principal Balance ($): 12,768.92

Maximum Cut-off Date Principal Balance ($): 1,198,539.43

Standard Deviation Cut-off Date Principal Balance ($): 157,047.68

5. Range of Original Principal Balances ($)

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	698	22,806,550	2.71	32,674	10.928	97.2	98.12	634	41.59
50,000.01 - 100,000.00	971	71,321,147	8.47	73,451	10.146	91.47	95.51	632	42.14
100,000.01 - 150,000.00	663	82,127,197	9.76	123,872	8.846	85.31	93.51	629	41.23
150,000.01 - 200,000.00	440	76,887,441	9.14	174,744	8.15	80.37	90.94	629	41.88
200,000.01 - 250,000.00	392	88,236,422	10.48	225,093	7.845	80.32	91.51	632	42.23
250,000.01 - 300,000.00	358	98,573,591	11.71	275,345	7.704	79.7	91.77	639	43.25
300,000.01 - 350,000.00	279	90,570,468	10.76	324,625	7.587	80.37	92.59	643	43.73
350,000.01 - 400,000.00	203	75,629,578	8.99	372,559	7.63	80.85	93.06	645	42.97
400,000.01 - 450,000.00	152	64,626,807	7.68	425,176	7.647	81.32	94.73	652	44.19
450,000.01 - 500,000.00	99	47,130,368	5.6	476,064	7.607	81.96	94.05	653	44.01
500,000.01 - 550,000.00	65	34,100,410	4.05	524,622	7.614	79.67	95.18	655	43.93
550,000.01 - 600,000.00	41	23,531,554	2.8	573,940	7.658	80.6	94.67	661	42.36
600,000.01 - 650,000.00	23	14,438,207	1.72	627,748	7.366	79	94.34	652	44.3
650,000.01 - 700,000.00	16	10,830,325	1.29	676,895	7.762	84.23	93.59	662	39.37
700,000.01 - 750,000.00	9	6,535,561	0.78	726,173	7.496	80.19	91.23	656	43.2
750,000.01 - 800,000.00	11	8,571,533	1.02	779,230	7.58	81.13	89.12	640	38.54
800,000.01 - 850,000.00	5	4,149,876	0.49	829,975	7.631	78.13	89.07	699	29.94
850,000.01 - 900,000.00	4	3,506,008	0.42	876,502	7.812	73.77	81.14	625	34.2
900,000.01 - 950,000.00	4	3,658,852	0.43	914,713	6.932	78.58	88.63	645	37.05
950,000.01 - 1,000,000.00	6	5,859,283	0.7	976,547	7.159	68.32	77.57	653	41.45
1,000,000.01 >=	8	8,567,364	1.02	1,070,920	7.4	71.76	76.09	647	29.34
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Average Orig Balance ($): 189,457.69 Minimum Orig Balance ($): 12,800.00 Maximum Orig Balance ($): 1,200,000.00 Standard Deviation Orig Balance ($): 157,179.74

6. Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 - 180	1,476	93,091,119	11.06	63,070	11.048	98.88	98.88	647	42.86
231 - 240	8	849,989	0.1	106,249	8.728	87.76	88.88	652	43.12
351 - 360	2,963	747,717,432	88.84	252,351	7.747	80.07	92.06	640	42.41
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Weighted Average Remaining Term: 338 Minimum Remaining Term: 171 Maximum Remaining Term: 359 Standard Deviation Remaining Term: 85

7. Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180	1,476	93,091,119	11.06	63,070	11.048	98.88	98.88	647	42.86
240	8	849,989	0.1	106,249	8.728	87.76	88.88	652	43.12
360	2,963	747,717,432	88.84	252,351	7.747	80.07	92.06	640	42.41
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Weighted Average Original Term: 340 Minimum Original Term: 180 Maximum Original Term: 360 Standard Deviation Original Term: 85

8. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	10	1,022,727	0.12	102,273	8.389	26.35	26.35	561	34.35
30.01 - 35.00	4	508,851	0.06	127,213	7.945	31.23	31.23	541	34.34
35.01 - 40.00	12	3,911,512	0.46	325,959	7.34	38.58	38.58	659	35.34
40.01 - 45.00	12	2,046,091	0.24	170,508	7.623	42.72	42.72	595	41.76
45.01 - 50.00	15	2,577,629	0.31	171,842	8.048	47.32	47.32	578	42.1
50.01 - 55.00	32	6,937,023	0.82	216,782	7.972	52.79	52.79	582	41.97
55.01 - 60.00	32	7,843,961	0.93	245,124	7.988	57.61	57.61	598	41.28
60.01 - 65.00	58	14,357,791	1.71	247,548	7.621	63.17	64.36	613	42.49
65.01 - 70.00	89	21,060,032	2.5	236,630	7.701	68.76	68.87	606	38.44
70.01 - 75.00	90	22,193,365	2.64	246,593	7.903	73.67	76.11	615	39.54
75.01 - 80.00	1,974	516,377,000	61.35	261,589	7.59	79.91	97.06	652	42.91
80.01 - 85.00	198	46,459,126	5.52	234,642	7.983	84.32	84.83	611	40.88
85.01 - 90.00	252	55,370,745	6.58	219,725	8.299	89.65	89.76	621	42.35
90.01 - 95.00	324	55,349,553	6.58	170,832	8.85	94.58	94.61	616	42.51
95.01 - 100.00	1,345	85,643,135	10.18	63,675	11.052	99.97	99.97	648	43.02
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Weighted Average Original LTV (%): 82.16 Minimum Original LTV (%): 14.49 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 11.80

9. Range of Original Combined LTV Ratios (%)

Range of Original Combined LTV Ratios (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00	10	1,022,727	0.12	102,273	8.389	26.35	26.35	561	34.35
30.01 - 35.00	4	508,851	0.06	127,213	7.945	31.23	31.23	541	34.34
35.01 - 40.00	12	3,911,512	0.46	325,959	7.34	38.58	38.58	659	35.34
40.01 - 45.00	12	2,046,091	0.24	170,508	7.623	42.72	42.72	595	41.76
45.01 - 50.00	15	2,577,629	0.31	171,842	8.048	47.32	47.32	578	42.1
50.01 - 55.00	32	6,937,023	0.82	216,782	7.972	52.79	52.79	582	41.97
55.01 - 60.00	32	7,843,961	0.93	245,124	7.988	57.61	57.61	598	41.28
60.01 - 65.00	56	13,292,143	1.58	237,360	7.699	63.08	63.08	607	43.25
65.01 - 70.00	87	20,986,892	2.49	241,229	7.696	68.76	68.76	606	38.47
70.01 - 75.00	73	19,782,651	2.35	270,995	7.875	73.61	73.61	609	39.46
75.01 - 80.00	240	58,786,562	6.98	244,944	7.75	79.1	79.37	619	41.5
80.01 - 85.00	190	45,429,333	5.4	239,102	7.966	84.3	84.36	613	40.68
85.01 - 90.00	282	69,760,058	8.29	247,376	8.054	87.52	89.7	632	41.82
90.01 - 95.00	429	86,992,596	10.34	202,780	8.513	89.15	94.64	627	43.31
95.01 - 100.00	2,973	501,780,513	59.62	168,779	8.158	83.41	99.98	655	43.05
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Weighted Average Original Combined LTV (%): 92.81 Minimum Original Combined LTV (%): 14.49 Maximum Original Combined LTV (%): 100.00 Standard Deviation Original Combined LTV (%): 11.45

10. Range of Debt Ratio
Range of Debt Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 30.00	392	66,349,520	7.88	169,259	7.987	80.72	88.46	638	23.07
30.01 - 35.00	373	59,886,393	7.12	160,553	8.099	80.84	89.91	639	32.82
35.01 - 40.00	649	126,600,020	15.04	195,069	8.027	82	92.05	644	37.8
40.01 - 45.00	1,089	209,323,700	24.87	192,216	8.103	82.49	93.98	645	42.74
45.01 - 50.00	1,574	309,352,749	36.76	196,539	8.232	82.44	94.12	639	47.83
50.01 - 55.00	317	59,579,955	7.08	187,949	7.985	82.77	91.6	629	52.33
55.01>=	53	10,566,203	1.26	199,362	7.479	82.67	91.12	640	56.34
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Non-zero Weighted Average DTI: 42.46 Minimum DTI: 5.33 Maximum DTI: 57.80 Standard Deviation DTI: 8.10

11. Range of Gross Margins (%)
Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2.750 - 2.999	13	5,354,620	0.82	411,894	6.759	80	98.34	738	36.69
3.000 - 3.249	1	279,920	0.04	279,920	6.225	80	100	740	42.51
3.250 - 3.499	12	2,832,445	0.43	236,037	7.996	81.51	95.09	656	45.34
3.500 - 3.749	2	338,536	0.05	169,268	7.164	80	93.87	666	36.21
3.750 - 3.999	13	2,748,637	0.42	211,434	8.093	82.74	95.09	637	42.18
4.000 - 4.249	2	317,544	0.05	158,772	8.652	89.89	89.89	633	41.78
4.250 - 4.499	1	75,953	0.01	75,953	7.75	80	100	618	49.01
4.500 - 4.749	1	71,095	0.01	71,095	7.57	80	100	586	46.12
4.750 - 4.999	7	1,245,486	0.19	177,927	7.013	75.25	78.65	628	45.18
5.000 - 5.249	102	20,406,775	3.13	200,066	7.658	78.5	88.15	628	40.75
5.250 - 5.499	117	34,829,081	5.34	297,684	7.266	79.07	91.79	644	42.78
5.500 - 5.749	245	63,630,690	9.75	259,717	7.039	78.92	95.88	646	42.69
5.750 - 5.999	166	40,668,476	6.23	244,991	7.527	78.08	88.16	641	41.51
6.000 - 6.249	282	82,180,848	12.59	291,421	7.468	79.48	94.08	656	42.99
6.250 - 6.499	519	135,688,954	20.79	261,443	7.688	79.77	94.58	645	42.8
6.500 - 6.749	256	68,881,334	10.55	269,068	7.872	80.86	93.46	639	43.76
6.750 - 6.999	216	53,731,109	8.23	248,755	7.92	81.65	95.27	636	41.8
7.000 - 7.249	202	51,788,772	7.93	256,380	8.157	82.02	93.59	632	43.23
7.250 - 7.499	87	18,501,275	2.83	212,658	8.544	84.25	91.64	611	41.82
7.500 - 7.749	118	31,967,007	4.9	270,907	8.447	81.21	92.74	627	41.65
7.750 - 7.999	77	17,937,892	2.75	232,960	8.733	83.37	92.14	612	43.47
8.000 - 8.249	77	19,312,832	2.96	250,816	8.996	83.66	88.55	612	42.64
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61
Weighted Average Margin (%): 6.351 Minimum Margin (%): 2.750 Maximum Margin (%): 8.100 Standard Deviation Margin (%): 0.831

12. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 4.499	15	5,600,555	0.86	373,370	6.883	80	99.6	728	38.5
5.000 - 5.499	2	420,853	0.06	210,426	6.927	67.51	67.51	620	43.78
5.500 - 5.999	22	8,017,877	1.23	364,449	5.931	72.05	84.49	718	40.12
6.000 - 6.499	91	31,815,971	4.87	349,626	6.365	79.55	93.52	688	41.91
6.500 - 6.999	335	103,571,754	15.87	309,169	6.819	79.62	94.95	670	41.98
7.000 - 7.499	397	111,425,996	17.07	280,670	7.289	79.97	96.1	652	43.65
7.500 - 7.999	682	179,596,453	27.51	263,338	7.774	80.1	93.37	638	42.7
8.000 - 8.499	345	83,161,558	12.74	241,048	8.261	80.55	93.96	627	42.68
8.500 - 8.999	332	78,054,248	11.96	235,103	8.751	81.2	90.29	612	43.08
9.000 - 9.499	135	25,019,148	3.83	185,327	9.237	83.35	89.78	582	43
9.500 - 9.999	110	18,544,558	2.84	168,587	9.724	82.81	86.32	568	41.82
10.000 - 10.499	18	3,357,577	0.51	186,532	10.215	88.19	90.08	597	35.31
10.500 - 10.999	30	3,962,106	0.61	132,070	10.682	87.38	88.33	547	39.14
11.000 - 11.499	2	240,627	0.04	120,313	11.073	87.02	87.02	549	38.89
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61
Weighted Average Minimum Rate (%): 7.716 Minimum Minimum Rate (%): 2.750 Maximum Minimum Rate (%): 11.120 Standard Deviation Minimum Rate (%): 1.013

13. Range of Maximum Mortgage Rates (%)
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
10.500 - 10.999	1	664,774	0.1	664,774	5.875	80	90	788	28.25
11.000 - 11.499	4	1,671,920	0.26	417,980	6.364	80	96.66	738	44.22
11.500 - 11.999	9	3,719,675	0.57	413,297	6.638	78.93	97.01	725	36.55
12.000 - 12.499	22	8,617,340	1.32	391,697	6.126	72.6	86.57	710	41.07
12.500 - 12.999	86	30,296,883	4.64	352,289	6.299	79.55	93.48	691	41.63
13.000 - 13.499	331	102,044,145	15.63	308,290	6.801	79.65	94.97	670	42.03
13.500 - 13.999	396	111,008,826	17.01	280,325	7.282	80.04	96.15	652	43.6
14.000 - 14.499	685	180,084,618	27.59	262,897	7.775	80.07	93.38	638	42.72
14.500 - 14.999	350	85,238,947	13.06	243,540	8.265	80.53	94.07	627	42.8
15.000 - 15.499	333	77,976,609	11.95	234,164	8.758	81.19	90.2	611	43.05
15.500 - 15.999	139	25,372,076	3.89	182,533	9.238	83.13	89.29	581	42.81
16.000 - 16.499	109	18,435,366	2.82	169,132	9.725	82.74	86.26	568	41.83
16.500 - 16.999	19	3,471,422	0.53	182,706	10.236	87.76	89.58	594	35.51
17.000 - 17.499	30	3,946,053	0.6	131,535	10.714	87.79	88.74	548	39.03
17.500 - 17.999	1	127,790	0.02	127,790	11.12	80	80	510	29.33
18.000 - 18.499	1	112,837	0.02	112,837	11.02	94.96	94.96	594	49.71
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61
Weighted Average Maximum Rate (%): 14.241 Minimum Maximum Rate (%): 10.875 Maximum Maximum Rate (%): 18.020 Standard Deviation Maximum Rate (%): 0.957

14. Initial Periodic Cap (%)
Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1	17	2,579,052	0.4	151,709	8.116	81.31	88.55	615	42.24
1.5	10	2,432,828	0.37	243,283	7.84	81.86	86.53	590	46.55
2	1	112,762	0.02	112,762	7.4	80	99.99	619	40.85
3	2,354	602,876,825	92.35	256,107	7.829	80.54	93.6	635	42.87
5	133	44,707,191	6.85	336,144	6.829	77.64	90.51	709	38.88
6	1	80,623	0.01	80,623	8.57	80	100	591	48.32
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61
Weighted Average Initial Cap (%): 3.124 Minimum Initial Cap (%): 1.000 Maximum Initial Cap (%): 6.000 Standard Deviation Initial Cap (%): 0.494

15. Subsequent Periodic Cap (%)
Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0	1	664,774	0.1	664,774	5.875	80	90	788	28.25
1	2,497	644,935,037	98.8	258,284	7.774	80.35	93.28	639	42.67
2	18	7,189,470	1.1	399,415	6.837	80.15	98.76	723	38.91
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61

Non-zero Weighted Average Subsequent Periodic Cap (%): 1.011

Non-zero Minimum Subsequent Periodic Cap (%): 1.000

Maximum Subsequent Periodic Cap (%): 2.000

Standard Deviation Subsequent Periodic Cap (%): 0.087

16. Next Rate Adjustment Dates
Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Oct-06	5	733,592	0.11	146,718	8.788	90.7	90.7	609	42.97
Oct-07	4	957,394	0.15	239,349	6.572	82.44	84.94	715	44.59
Nov-07	3	401,178	0.06	133,726	7.05	82.98	91.06	596	34.56
Dec-07	13	2,285,196	0.35	175,784	7.762	79.47	95.1	629	42
Jan-08	39	8,706,101	1.33	223,233	8.082	81.69	91.35	609	38.6
Feb-08	30	8,875,827	1.36	295,861	7.962	79.42	88.75	612	43.79
Mar-08	94	23,448,889	3.59	249,456	8.059	82.25	93.32	623	43.62
Apr-08	655	165,342,113	25.33	252,431	7.961	80.28	92.81	633	42.89
May-08	1,450	373,941,055	57.28	257,890	7.763	80.44	94.17	638	42.97
Jun-08	7	1,943,122	0.3	277,589	7.49	78.11	94.33	645	43.3
Nov-08	1	103,747	0.02	103,747	7.875	80	80	550	16.84
Dec-08	1	84,920	0.01	84,920	10.6	62.96	62.96	513	23.79
Feb-09	3	477,268	0.07	159,089	8.287	67.09	67.09	597	40.22
Mar-09	2	877,397	0.13	438,698	8.201	86.02	97.99	657	47.53
Apr-09	28	8,203,243	1.26	292,973	7.528	81.97	90.74	646	44.05
May-09	40	10,097,356	1.55	252,434	7.544	82.98	92.21	643	40.14
Apr-11	5	1,147,114	0.18	229,423	8.107	85.77	96.01	606	46.66
May-11	8	1,628,574	0.25	203,572	7.761	74.82	85.2	654	39.98
Jan-16	1	198,737	0.03	198,737	7.925	35.34	35.34	655	33.62
Feb-16	1	181,015	0.03	181,015	9.175	75	75	530	51.12
Mar-16	4	602,017	0.09	150,504	8.193	79.96	87.15	619	34.73
Apr-16	20	6,329,928	0.97	316,496	6.86	79.45	94.4	720	40.43
May-16	101	35,460,094	5.43	351,090	6.763	77.69	90.65	712	38.56
Jun-16	1	763,404	0.12	763,404	7.25	80	100	706	40.47
Total:	2,516	652,789,281	100	259,455	7.762	80.35	93.34	640	42.61
Weighted Average Next Rate Adjustment Date: November 2008 Minimum Next Rate Adjustment Date: October 2006 Maximum Next Rate Adjustment Date: June 2016

17. Geograghic Distribution of Mortgaged Properties
Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
California	1,265	337,254,238	40.07	266,604	7.867	81.35	93.31	651	42.4
Florida	421	70,010,792	8.32	166,296	8.312	80.93	91.37	638	42.68
New York	257	67,482,860	8.02	262,579	8.028	81.82	93.35	656	44.57
Massachusetts	265	61,159,113	7.27	230,789	7.842	81.37	87.71	633	42.88
Maryland	207	40,310,016	4.79	194,734	8.197	82.39	93	637	42.04
New Jersey	157	33,710,410	4.01	214,716	8.353	82.62	90.57	631	41.6
Washington	200	30,115,297	3.58	150,576	8.056	83.56	95	629	42.1
Illinois	203	29,842,356	3.55	147,007	8.401	84.22	93.6	631	41.77
Texas	310	26,732,671	3.18	86,234	8.596	84.26	95.96	625	39.89
Virginia	103	20,498,221	2.44	199,012	8.665	83.3	96.11	636	45.43
Arizona	103	15,891,514	1.89	154,287	8.434	83.84	93.64	637	43.66
Louisiana	150	11,631,917	1.38	77,546	8.945	85.83	95.09	609	41.36
Nevada	65	10,276,785	1.22	158,104	8.289	83.52	95.62	638	42.59
Connecticut	56	9,393,735	1.12	167,745	8.333	81.75	91.57	634	43.41
Mississippi	100	7,898,108	0.94	78,981	8.819	85.12	94.18	612	40.35
Other	585	69,450,506	8.25	118,719	8.47	83.9	92.32	618	41.36
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

18. Occupancy
Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	4,256	808,272,247	96.03	189,914	8.109	82.09	92.92	639	42.54
Second Home	109	18,367,822	2.18	168,512	8.064	83.74	94.95	693	42.72
Investment	82	15,018,471	1.78	183,152	8.403	84.35	84.35	658	37.79
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

19. Property Type
Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	3,134	573,272,694	68.11	182,920	8.095	81.89	92.12	636	42.18
Planned Unit Development	543	107,450,008	12.77	197,882	8.245	83.17	95.5	643	42.63
Condominium	416	67,062,913	7.97	161,209	7.945	82.42	94.64	651	42.82
Two-to-Four Family	354	93,872,925	11.15	265,178	8.192	82.5	92.63	659	43.69
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

20. Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase	2,895	500,145,294	59.42	172,762	8.194	83.59	98.2	654	42.61
Refinance - Cashout	1,453	322,078,148	38.27	221,664	8.001	79.94	84.74	621	42.23
Refinance - Rate Term	99	19,435,098	2.31	196,314	7.904	82.27	87.73	635	42.44
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

21. Documentation Type
Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Stated Documentation	2,098	436,663,205	51.88	208,133	8.283	81.65	94.37	653	43.51
Full Documentation	1,572	231,601,337	27.52	147,329	8.03	83.07	91.23	621	42.8
Limited Documentation	662	147,121,945	17.48	222,239	7.766	81.92	90.72	636	38.75
Lite Documentation	115	26,272,053	3.12	228,453	7.974	84.08	92.43	635	42.78
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

22. Range of Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500 - 519	79	14,166,910	1.68	179,328	9.299	78.17	78.36	508	43.28
520 - 539	97	17,670,959	2.1	182,175	8.934	76.33	76.57	530	42.67
540 - 559	126	23,461,940	2.79	186,206	8.752	79.04	79.41	551	42.06
560 - 579	137	28,512,148	3.39	208,118	8.615	80.59	81.01	570	43.54
580 - 599	470	64,820,918	7.7	137,917	8.418	80.21	89.01	590	42.26
600 - 619	923	162,414,271	19.3	175,963	8.374	83.19	93.76	610	42.44
620 - 639	739	131,441,234	15.62	177,864	8.22	82.91	93.83	629	42.77
640 - 659	617	126,728,316	15.06	205,394	8.096	82.87	94.89	649	43.03
660 - 679	445	88,503,239	10.52	198,884	7.91	83.38	96.22	669	42.83
680 - 699	285	62,257,690	7.4	218,448	7.651	81.54	95.9	689	40.33
700 - 719	217	49,964,708	5.94	230,252	7.393	82.38	96.59	709	41.61
720 - 739	141	32,368,574	3.85	229,564	7.317	83.19	96.45	728	42.85
740 - 759	79	18,614,468	2.21	235,626	7.491	81.91	96.03	748	43.5
760 - 779	63	12,152,552	1.44	192,898	7.576	82.33	95.95	769	41.66
780 - 799	23	6,842,119	0.81	297,483	7.012	74.86	86.19	792	41.19
800 - 819	6	1,738,495	0.21	289,749	7.876	76.57	83.25	805	39.73
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46
Non-zero Weighted Average FICO: 641 Minimum FICO: 500 Maximum FICO: 816 Standard Deviation FICO: 53

23. Prepayment Penalty Term (months)
Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	1,647	292,363,245	34.74	177,513	8.394	83.18	92.35	639	42.54
12	120	34,742,825	4.13	289,524	8.073	79.23	90.13	646	42.03
17	1	504,000	0.06	504,000	6.875	80	100	736	43.61
18	4	2,032,383	0.24	508,096	6.645	79.35	92.23	718	44.39
24	2,277	425,013,121	50.5	186,655	8.089	82.66	94.78	636	42.93
36	398	87,002,966	10.34	218,600	7.348	77.59	85.8	663	40.04
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

24. Lien Position
Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	2,987	750,199,040	89.13	251,155	7.747	80.06	92	640	42.39
2nd Lien	1,460	91,459,500	10.87	62,643	11.116	99.45	99.45	647	43.02
Total:	4,447	841,658,540	100	189,264	8.113	82.16	92.81	641	42.46

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.